                                                                  Exhibit 10.2.3

                    SECOND AMENDMENT TO THE DAY INTERNATIONAL
                   GROUP, INC. STOCK OPTION PLAN (the "Plan")




                  Acting pursuant to Section 9.5 of the Plan, Day International Group, Inc. (the "Corporation") hereby amends the Plan, effective as of January 16, 1998 unless otherwise indicated.

                  1. The Plan is amended by adding the following sentence at the end of the definition of "Stockholders Agreement" in Article II:

                  Effective as of January 16, 1998, "Stockholders Agreement" means the stockholders agreement in effect from time to time among the Company and its stockholders.

                  2. The Plan is amended by adding a new Section 5.6 at the end of Article V thereof, reading in its entirety as follows:

                           5.6 Acquisition Transaction. Notwithstanding anything
                  to the contrary in this Plan (including, without limitation, Section 9.2), (i) effective immediately prior to the consummation of the transactions contemplated by the Stock Purchase Agreement, dated as of December 18, 1997, by and among Greenwich IV, LLC, GSD Acquisition Corp.("GSD"), and each of the persons named therein, as amended (the "Stock Purchase Agreement"), all then outstanding Options shall be fully vested, (ii) each of the Options set forth on Schedule I hereto (such Options, the "Retained Options"), shall not expire, but shall remain exercisable and outstanding in accordance with the terms of the Plan, following the consummation of the transactions contemplated by the Stock Purchase Agreement (the "Closing"), (iii) in connection with the Closing and subject to Section 7.4, each Participant shall transfer all his outstanding Options, other than Retained Options, to GSD and shall receive, in respect thereof, an amount equal to the excess of (x) the aggregate Fair Market Value of the Option Shares subject to such Options as of the date of the Closing, over (y) the aggregate per share Exercise Price of such Options.

                  3. The Plan is amended by adding the following language at the end of Section 8.1:
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                  ; provided that, the Retained Options shall not expire, but shall remain exercisable and outstanding in accordance with the terms of the Plan, following the Closing. Notwithstanding anything to the contrary in this Plan or in any option agreement hereunder, Retained Options shall be subject to the stockholders agreement in effect from time to time among the Corporation and its stockholders.

                  4. The Plan is amended by adding the following sentence at the end of Section 9.5:

                  Effective as of January 16, 1998, no further Options may be granted under this Plan.

                                                                      SCHEDULE I








                                RETAINED OPTIONS

NAME                   NUMBER OF            TYPE       PER SHARE
                       RETAINED OPTIONS                EXERCISE PRICE
---------------------  -------------------  ---------- -------------------------
Dennis R. Wolters       1200.0              C          $1,000.00



C =   Closing Options
BP = Board Pool Options

                                                                      SCHEDULE I



                                RETAINED OPTIONS


NAME                   NUMBER OF            TYPE       PER SHARE
                       RETAINED OPTIONS                EXERCISE PRICE
---------------------  -------------------  ---------- -------------------------
David B. Freimuth       200.0                C          $1,000.00
                        110.0                BP         $1,200.00



C =   Closing Options
BP = Board Pool Options

                                                                      SCHEDULE I


                                RETAINED OPTIONS

NAME                   NUMBER OF            TYPE       PER SHARE
                       RETAINED OPTIONS                EXERCISE PRICE
---------------------  -------------------  ---------- -------------------------
Christian Baldermann   200.0                  C        $1,000.00



C =   Closing Options
BP = Board Pool Options

                                                                      SCHEDULE I

                                RETAINED OPTIONS

NAME                   NUMBER OF            TYPE        PER SHARE
                       RETAINED OPTIONS                 EXERCISE PRICE
---------------------  -------------------  ----------  -------------------------
John R. Elia            200.0                  C        $1,000.00



C =   Closing Options
BP = Board Pool Options

                                                                      SCHEDULE I


                                RETAINED OPTIONS

NAME                   NUMBER OF            TYPE       PER SHARE
                       RETAINED OPTIONS                EXERCISE PRICE
---------------------  -------------------  ---------- -------------------------
Michael E. McLean       200.0                 C        $1,000.00



C =   Closing Options
BP = Board Pool Options

                                                                      SCHEDULE I

                                RETAINED OPTIONS

NAME                   NUMBER OF            TYPE       PER SHARE
                       RETAINED OPTIONS                EXERCISE PRICE
---------------------  -------------------  ---------- -------------------------
Dermot Healy            200.0                  BP      $1,200.00



C =   Closing Options
BP = Board Pool Options

                                                                      SCHEDULE I


                                RETAINED OPTIONS

NAME                   NUMBER OF            TYPE       PER SHARE
                       RETAINED OPTIONS                EXERCISE PRICE
---------------------  -------------------  ---------- -------------------------
Dwaine R. Brooks       112.5                   C       $1,000.00



C =   Closing Options
BP = Board Pool Options

                                                                      SCHEDULE I

                                RETAINED OPTIONS

NAME                   NUMBER OF            TYPE       PER SHARE
                       RETAINED OPTIONS                EXERCISE PRICE
---------------------  -------------------  ---------- -------------------------
William M. Howle        112.5                   C       $1,000.00



C =   Closing Options
BP = Board Pool Options

                                                                      SCHEDULE I


                                RETAINED OPTIONS


NAME                   NUMBER OF            TYPE       PER SHARE
                       RETAINED OPTIONS                EXERCISE PRICE
---------------------  -------------------  ---------- -------------------------
William B. Branson          112.5               C      $1,000.00



C =   Closing Options
BP = Board Pool Options

                                                                      SCHEDULE I

                                RETAINED OPTIONS

NAME                   NUMBER OF            TYPE       PER SHARE
                       RETAINED OPTIONS                EXERCISE PRICE
---------------------  -------------------  ---------- -------------------------
Michael P. Neroni          60.0                 BP      $1,000.00



C =   Closing Options
BP = Board Pool Options

                                                                      SCHEDULE I


                                RETAINED OPTIONS

NAME                   NUMBER OF            TYPE       PER SHARE
                       RETAINED OPTIONS                EXERCISE PRICE
---------------------  -------------------  ---------- -------------------------
Edward P. Dzierzynski     10.0                   C        $1,000.00
                          15.0                  BP        $1,000.00



C =   Closing Options
BP = Board Pool Options

                                                                      SCHEDULE I

                                RETAINED OPTIONS

NAME                   NUMBER OF            TYPE       PER SHARE
                       RETAINED OPTIONS                EXERCISE PRICE
---------------------  -------------------  ---------- -------------------------
Jean Boret                10.0                  C        $1,000.00


C =   Closing Options
BP = Board Pool Options

                                                                      SCHEDULE I

                                RETAINED OPTIONS

NAME                   NUMBER OF            TYPE       PER SHARE
                       RETAINED OPTIONS                EXERCISE PRICE
---------------------  -------------------  ---------- -------------------------
Lawrence E. Gates         10.0                  C       $1,000.00


C =   Closing Options
BP = Board Pool Options

                                                                      SCHEDULE I
                                RETAINED OPTIONS

NAME                   NUMBER OF            TYPE       PER SHARE
                       RETAINED OPTIONS                EXERCISE PRICE
---------------------  -------------------  ---------- -------------------------
Thomas Powlas             10.0                  C       $1,000.00


C =   Closing Options
BP = Board Pool Options

                                                                      SCHEDULE I

                                RETAINED OPTIONS

NAME                   NUMBER OF            TYPE       PER SHARE
                       RETAINED OPTIONS                EXERCISE PRICE
---------------------  -------------------  ---------- -------------------------
Mario Stevenel           10.0                  C         $1,000.00


C =   Closing Options
BP = Board Pool Options

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